Exhibit 99.1
GUARANTY
     This Guaranty (this “Guaranty”), dated and effective as of December 22, 2009, is made by Solar Power, Inc., a California corporation (“SPI”), William H. Hedden (“Hedden”) and Steven Kay (“Kay”) (each of SPI, Hedden and Kay is a “Guarantor” and collectively, SPI, Hedden and Kay are the “Guarantors”).
Recitals
     WHEREAS, HEK Partners LLC a California limited liability company (the “Managing Member”), is the managing member of Master Tenant 2008-C LLC, a Delaware limited liability company (the “Company”) and of Solar Tax Partners 1, LLC, a California limited liability company (the “Lessor”).
     WHEREAS, Hedden and Kay are the members of the Managing Member.
     WHEREAS, SPI is the developer of the Energy Systems (as defined below).
     WHEREAS, Greystone Renewable Energy Fund 2008-A LLC, a Delaware limited liability company (the “Investor Member”), and the Managing Member are the only members of the Company.
     WHEREAS, the Company is operating pursuant to that certain Operating Agreement dated as of the date hereof (the “Operating Agreement”).
     WHEREAS, the Lessor was formed to construct a 3,614.56 kW solar photovoltaic system (the “Energy Systems”) in a manner that will qualify for the energy credit under Section 48 of the Code and the Cash Grants under the Cash Grant Guidance.
     WHEREAS, the Company was formed for the purpose of leasing the Energy Systems from the Lessor pursuant to that certain Lease dated as of the date hereof.
     WHEREAS, the Lessor and the Company have executed or will execute that certain Pass- Through Agreement (the “Pass Through Agreement”) of even date herewith pursuant to which the Lessor will elect under Section 50 of the Code and the Cash Grant Guidance to pass through to the Tenant the Energy Credits or Cash Grants to which the Lessor is otherwise entitled as a result of the installation and placement in service of the Energy Systems.
     WHEREAS, the Managing Member, under the Operating Agreement, represents, warrants and covenants, among other things, that it will use diligent efforts to operate the Energy Systems as required by the Code in order to qualify for and maintain the Energy Credits, Cash Grants and other tax benefits anticipated in connection therewith.
     WHEREAS, the Guarantors will benefit from the installation and operation of the Energy Systems and has agreed to provide certain guaranties.

     Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby agree for the benefit of the Investor Member as follows:
     1. Covenants, Representations and Warranties.
     SPI represents and warrants to the Investor Member as follows:
          (a) the execution, delivery and performance by it of this Guaranty does not and will not contravene or conflict with any law, order, rule, regulation, writ, injunction or decree now in effect of any government, governmental instrumentality or court or tribunal having jurisdiction over it, or any contractual restriction binding on or affecting it;
          (b) the execution, delivery and performance by it of this Guaranty does not and will not conflict with or result in a breach of the terms or provisions of any indenture, agreement or instrument to which it is a party, or by which it is bound, or to which it is subject, or constitute a default thereunder;
          (c) with the assistance of counsel of its choice, it has read and reviewed this Guaranty and such other documents as it and its counsel deemed necessary or desirable to read;
          (d) it is a corporation and is formed and existing under the laws of the State of California and has the full power and authority to enter into and perform its obligations under this Guaranty; and
          (e) it has duly authorized, executed and delivered this Guaranty, and this Guaranty is fully enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether a proceeding is sought in equity or at law).
     Each of Hedden and Kay represents and warrants to the Investor Member as follows:
          (f) he is an individual who resides in and is of the lawful age of majority in the State of California and is legally competent and has sufficient legal capacity to enter into a valid, binding and enforceable contract, and has sufficient knowledge of all relevant facts related to the transactions and undertakings described in this Guaranty and to carry out and perform the provisions of this Guaranty and such other relevant documents;
          (g) the execution, delivery and performance by him of this Guaranty does not and will not conflict with or result in a breach of the terms or provisions of any indenture, agreement or instrument to which he is a party, or by which he is bound, or to which he is subject, or constitute a default thereunder;
          (h) with the assistance of counsel of his choice, he has read and reviewed this Guaranty and such other documents as he and his counsel deemed necessary or desirable to read; and

          (i) this Guaranty is fully enforceable against him in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether a proceeding is sought in equity or at law).
     2. Guaranty.
          (a) (i) SPI unconditionally guarantees due payment, performance and fulfillment of any and all of the Managing Member’s obligations (A) related to any Recapture Event as set forth in Section 5.01(e) of the Operating Agreement, (B) related to any repurchase obligation as set forth in Section 5.05 of the Operating Agreement, (C) to fund Excess Development Costs and to make Operating Deficit Loans pursuant to Sections 8.09(a) and (b), respectively, of the Lessor Operating Agreement, (D) to make Operating Deficit Loans pursuant to Section 8.09(b) of the Operating Agreement, and (E) with respect to the exercise of the Put Option as set forth in Section 9.05 of the Operating Agreement.
     (ii) Hedden and Kay hereby guaranty, on a joint and several basis, the following: (A) the payment of the first $250,000 needed by the Company in order to permit the Company to pay the Priority Return on a current basis; (B) any liability of the Managing Member in the event either or both of Hedden or Kay sell, transfer or otherwise dispose of any portion or all of Hedden’s or Kay’s interest(s) in the Managing Member or all or a portion of the Managing Member’s interest(s) in either or both of the Lessor or the Company without the prior written consent of the Investor Member, which consent shall not be unreasonably withheld; (C) any liability of the Managing Member that results from the gross negligence or intentional misconduct of Hedden and/or Kay; (D) to the extent not already applied under clause (A) of this Section 2(a)(ii), the first $250,000 needed by the Managing Member to make Operating Deficit Loans pursuant to Section 8.09(b) of the Operating Agreement, and (E) to the extent not already applied under clauses (A) or (D) of this Section 2(a)(ii), the first $250,000 needed by the Managing Member with respect to the exercise of the Put Option as set forth in Section 9.05 of the Operating Agreement; it being understood that the aggregate maximum liability of Hedden and Kay under clauses (A), (D) and (E) of this Section 2(a)(ii) is $250,000.
          (b) The Guarantors’ obligations under Section 2(a) shall expire on December 31, 2018.
     3. Attorneys’ Fees and Expenses. Each Guarantor shall reimburse the Investor Member for all reasonable attorneys’ fees and expenses which the Investor Member pays or incurs in connection with enforcing this Guaranty against such Guarantor, including, without limitation, all costs, attorneys’ fees and expenses incurred by the Investor Member in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving such Guarantor which affect the exercise by the Investor Member of its rights and remedies hereunder. In other words, any (or each) Guarantor shall not be liable for the cost of enforcing this Guaranty against any other Guarantor. Any and all such costs, attorneys’ fees and expenses not so paid shall bear interest at an annual interest rate equal to the lesser of (i) 18%, or (ii) the highest rate permitted by applicable law, from the date incurred by the Investor Member until paid by such Guarantor.

     4. Direct and Primary Obligations. The Guarantors agree that if the obligations guaranteed by this Guaranty are not fully and timely paid or performed according to the tenor thereof, whether by acceleration or otherwise, Guarantors shall immediately upon receipt of written demand therefor from the Investor Member pay all amounts due or performance obligations hereby guaranteed in like manner as if the obligations constituted the direct and primary obligations of the Guarantors. The Guarantors shall not have any right of subrogation as a result of any payment or performance hereunder or any other payment made or performance by any Guarantor on account of the amounts or obligations due hereunder, and the Guarantors hereby waive, release and relinquish any claim based on any right of subrogation, any claim for unjust enrichment or any other theory that would entitle any Guarantor to a claim against the Company or the Lessor based on any payment made or performance hereunder or otherwise on account of the amounts or obligations due hereunder.
     5. Continuing and Irrevocable Obligations. This Guaranty and the obligations of the Guarantors hereunder shall be continuing and irrevocable until all amounts have been satisfied in full. Notwithstanding the foregoing or anything else set forth herein, and in addition thereto, if at any time all or any part of any payment received by the Investor Member from any of the Guarantors under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, determination that said payment was a voidable preference or fraudulent transfer under insolvency, bankruptcy or reorganization laws), then each Guarantor’s obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous receipt of payment by the Investor Member, and each Guarantor’s obligations hereunder shall continue to be effective or be reinstated as to such payment, all as though such previous payment to the Investor Member had never been made. The provisions of the foregoing sentence shall survive termination of this Guaranty, and shall remain a valid and binding obligation of the Guarantors until satisfied.
     6. No Discharge. Each Guarantor acknowledges that the Investor Member is a member of the Company. Each Guarantor agrees that the exercise by the Investor Member, of any of its rights or remedies under the Operating Agreement for Managing Member’s failure to fulfill its obligations related to any Recapture Event set forth in Section 5.01(e) or obligations as set forth in Sections 5.05 and 9.05 of the Operating Agreement or otherwise shall not serve to reduce or discharge the liability of the Guarantors hereunder, except to the extent of any recovery actually realized by the Investor Member in cash; provided, however that the Investor Member shall have no obligation to exercise any of its rights or remedies under the Operating Agreement. Each Guarantor waives and releases any claim it may now or hereafter have against the Investor Member based on any theory or cause of action that conflicts with the agreements of the parties set forth in this Section 6.
     7. Other Indebtedness Subordinated. Any payments or obligations owing under the Operating Agreement to the Managing Member and/or the Guarantors shall be subordinate to the obligations of the Guarantors to the Investor Member under this Guaranty.
     8. Waiver and Estoppel. Each Guarantor hereby grants to the Investor Member, in its absolute discretion and without notice to such Guarantor, the power and authority to deal in any lawful manner with the obligations guaranteed hereby. Without limiting the generality of the foregoing, each Guarantor knowingly waives and agrees that it will be estopped from asserting any argument to the contrary as follows: (a) any and all notice of acceptance of this Guaranty or of the creation, renewal or accrual of any of the obligations or liabilities hereunder indemnified against, either now or in the future; (b) protest, presentment, demand for payment, notice of default or nonpayment, notice of protest or default; (c) any and all notices or formalities to which it may otherwise be entitled, including, without limitation, notice of the granting of any indulgences or extensions of time of payment of any of the liabilities and obligations hereunder and hereby indemnified against; (d) any promptness in making any claim or demand hereunder; (e) the defense of the statute of limitations in any action hereunder or in any action for the collection of amounts payable hereunder; (f) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; (g) any defense based upon an election of remedies which destroys or otherwise impairs any or all of the subrogation rights of the Investor Member or the right of the Investor Member to proceed against any other person for reimbursement, or both; (h) any duty or obligation of the Investor Member to perfect, protect, retain or enforce any security for the payment of amounts payable by any of the Guarantors hereunder or to proceed against any one or more persons as a condition to proceeding against the Guarantors; and (i) to the extent it may be waived, any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Guaranty. No delay or failure on the part of the Investor Member in the exercise of any right or remedy against any other party against whom the Investor Member may have any rights shall operate as a waiver of any agreement or obligation contained herein, and no single or partial exercise by the Investor Member of any rights or remedies hereunder shall preclude other or further exercise thereof or other exercise of any other right or remedy. No provision of this Guaranty or right of the Investor Member hereunder can be waived, nor can any of the Guarantors be released from its obligations hereunder, except by a writing duly executed by the Investor Member. This Guaranty may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever, except by the express terms of a writing duly executed by the Guarantors and the Investor Member.
     9. Notices. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing, shall be sent by certified mail, postage prepaid, return receipt requested, or by overnight courier, or by hand delivery, and shall be effective as of the date on which it is received or would have been received but for the refusal of the addressee to accept delivery, and shall be addressed as follows:
To the Investor Member:
Greystone Renewable Energy Fund 2008-A LLC
152 West 57th Street, 60th Floor
New York, NY 10019
Attention: Matthew James
Facsimile: (212) 649-9701

     And copies to:
Nixon Peabody LLP
401 Ninth Street, NW, Suite 900
Washington, DC 20004
Attention: Michael J. Goldman
Facsimile: (202) 585-8080
Greystone Renewable Energy Manager LLC
c/o Greystone & Co. Inc.
Carnegie Hall Tower
152 West 57th Street, 60th Floor
New York, NY 10019
Attention: General Counsel
Facsimile: (212) 896-9155
To Guarantors:
Solar Power, Inc.
1115 Orlando Avenue
Roseville, CA 95661
Attention: Steve Kircher
Phone: (916) 745-0900
Facsimile: (916) 721-0478
     And:
William H. Hedden
1838 15th Street
San Francisco, CA 94103
Phone: (415) 703-9830
Facsimile: (415) 703-9834
     And:
Steven Kay
100 The Embarcadero, Penthouse
San Francisco, CA 94105
Phone: (415) 357-1200
Facsimile: (415) 512-9277

     And a copy to:
Weintraub Genshlea Chediak
400 Capitol Mall, 11th Floor
Sacramento, CA 95814
Attention: David Adams
Facsimile: (916) 446-1611
By giving to the other party hereto at least fifteen (15) business days’ written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.
     10. Assignment. If the Interest of the Investor Member is transferred and the person to whom the Interest is transferred is admitted as a member to the Company, all in accordance with the Operating Agreement, this Guaranty shall automatically be assigned therewith , to such person without the need of any express assignment, and, when so assigned, the Guarantors shall be bound as set forth herein to the assignee(s) without in any manner affecting any of the Guarantors’ liability.
     11. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of California (the “State”) without regard to principles of conflicts of law, except to the extent that any of such laws may now or hereafter be preempted by Federal law, in which case, such Federal law shall so govern and be controlling. In any action brought under or arising out of this Guaranty, each of the Guarantors hereby consents to the jurisdiction of any competent court within the State and consent to service of process by any means authorized by the laws of the State. Except as provided in any other written agreement now or at any time hereafter in force between the Investor Member and the Guarantors, this Guaranty shall constitute the entire agreement of the Guarantors with the Investor Member with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the Investor Member and the Guarantors unless expressed herein.
     12. Duration. Each of the Guarantors hereby agrees that this Guaranty, shall remain in full force and effect at all times hereinafter until paid and/or performed in full subject to the limitations and expiration periods set forth herein, notwithstanding any action or undertakings by or against the Investor Member and each of the Guarantors in any proceeding in the United States Bankruptcy Court, including, without limitation, any proceeding relating to valuation of collateral, election or imposition of secured or unsecured claim status upon claims by the Investor Member pursuant to any Chapter of the Bankruptcy Code or the Rules of Bankruptcy Procedure, as same may be applicable from time to time. Except as otherwise provided in Section 2(b) hereof, each Guarantor acknowledges that it may not be possible to determine the existence of liability hereunder until after such time as the IRS is prohibited from assessing additional tax liability against the Investor Member for any year in which it claimed Tax Credits, which may be at a point in time subsequent to when the Investor Member has disposed of its Interest.

     13. Miscellaneous.
          (a) Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall nevertheless be effective.
          (b) When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural, and the masculine shall include the feminine and neuter and vice versa. The word “person,” as used herein, shall include any individual, company, firm, association, limited liability company, corporation, trust or other legal entity of any kind whatsoever.
          (c) All headings in this Guaranty are for convenience of reference only and are not intended to qualify the meaning of any provision of this Guaranty.
          (d) The obligations of the Guarantors contained herein are undertaken solely and exclusively for the benefit of the Investor Member and its permitted successors and assigns, and no other person or entities shall have any standing to enforce such obligations or be deemed to be beneficiaries of such obligations.
          (e) This Guaranty may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed to be an original, and all of which, when taken together, shall be one and the same instrument, with the same effect as if all parties hereto had signed the same signature page. Any signature page of this Guaranty may be detached from any counterpart of this Guaranty without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Guaranty identical in form hereto but having attached to it one or more additional signature pages.
          (f) Capitalized terms used in this Guaranty and not specifically defined herein shall have the meanings assigned to them in the Operating Agreement dated of even date herewith.
[ signatures begin on the following page ]

     IN WITNESS WHEREOF, each of the undersigned has executed this Guaranty as of the date first above written.
Guarantors:

SOLAR POWER, INC., a California corporation
By:	/s/ Stephen C. Kircher
	Name:	Stephen C. Kircher
Its: CEO

WILLIAM H. HEDDEN

/s/ William H. Hedden
William H. Hedden

STEVEN KAY

/s/ Steven Kay
Steven Kay